Exhibit 99.2

Supplemental Information

June 30, 2009

(Unaudited)

San Francisco, CA	San Diego, CA	Irvine, CA	Richmond, VA

Table of Contents

Company Information	1
Highlights	2
Consolidated Funds From Operations	3
Capitalization	4
Indebtedness and Ratios	5
Investments and Dispositions	6
Development	7
Owned Portfolio
Portfolio summary	8
Portfolio concentrations	9
Same property operating lease portfolio	10
Lease expirations and debt investment maturities	11
Owned Senior Housing Portfolio
Investments and operator concentration	12
Trends	13
Owned Life Science Portfolio
Investments, tenant concentration and trends	14
Lease expirations and leasing activity	15
Owned Medical Office Portfolio
Investments and trends	16
Leasing activity	17
Owned Hospital Portfolio
Investments and operator concentration	18
Trends	19
Owned Skilled Nursing Portfolio
Investments and operator concentration	20
Trends	21
Investment Management Platform
Summary and balance sheets	22
Statement of operations and funds from operations	23-24
Net operating income	25
Portfolio summary	26
Reporting Definitions and Reconciliations of Non-GAAP Measures	27-32

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental information which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include among other things the Company’s estimate of (i) yields, (ii) completion dates, stabilization dates, rentable square feet and total investment for development projects in progress, and (iii) rentable square feet for land held for future development. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: national and local economic conditions, including the possibility of a prolonged recession; continued volatility in the capital markets, including changes in interest rates and the availability and cost of capital, which changes and volatility affect opportunities for profitable investment; the Company’s ability to access external sources of capital when desired and on reasonable terms; the Company’s ability to manage its indebtedness levels; changes in the terms of the Company’s indebtedness; the Company’s ability to maintain its credit ratings; the potential impact of existing and future litigation matters, including related developments; the Company’s ability to achieve the expected benefits from acquisitions, including integrating and preserving the goodwill of the acquired companies; the Company’s ability to sell its properties when desired and on profitable terms; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); the Company’s ability to reposition its properties on the same or better terms if existing leases are not renewed or the Company exercises its right to replace an existing operator or tenant upon default; continuing reimbursement uncertainty in the skilled nursing segment; competition in the senior housing segment specifically and in the healthcare industry in general; the ability of the Company’s operators and tenants to maintain or increase occupancy levels at, and rental income from, the senior housing segment; the Company’s ability to realize the benefits of its mezzanine investments; the ability of the Company’s lessees and mortgagors to maintain the financial strength and liquidity necessary to satisfy their respective obligations to the Company and other third parties; the bankruptcy, insolvency or financial deterioration of the Company’s operators, lessees, borrowers or other obligors; changes in healthcare laws and regulations, including the impact of future or pending healthcare reform, and other changes in the healthcare industry which affect the operations of the Company’s lessees or obligors; the Company’s ability to recruit and retain key management personnel; costs of compliance with regulations and environmental laws affecting the Company’s properties; changes in tax laws and regulations; the Company’s ability and willingness to maintain its qualification as a REIT; changes in rules governing financial reporting, including new accounting pronouncements; and other risks described from time to time in the Company’s Securities and Exchange Commission filings. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

Company Information (1)

Board of Directors

Robert R. Fanning, Jr.	Harold M. Messmer, Jr.
Managing Director (Retired),	Chairman and Chief Executive Officer
The Huron Consulting Group	Robert Half International, Inc.

James F. Flaherty III	Peter L. Rhein
Chairman and Chief Executive Officer	Partner, Sarlot & Rhein
HCP, Inc.
Kenneth B. Roath
Christine N. Garvey	Chairman Emeritus, HCP, Inc.
Former Global Head of Corporate
Real Estate Services, Deutsche Bank AG	Richard M. Rosenberg
Chairman and Chief Executive Officer
David B. Henry	(Retired), BankAmerica Corporation
Vice Chairman, President and Chief
Investment Officer, Kimco Realty Corporation	Joseph P. Sullivan
Chairman of the Board of Advisors
Lauralee E. Martin	RAND Health
Chief Operating and Financial Officer
Jones Lang LaSalle Incorporated

Michael D. McKee
Chief Executive Officer and Vice Chairman
(Retired), The Irvine Company

Senior Management

James F. Flaherty III	Thomas D. Kirby
Chairman and	Executive Vice President
Chief Executive Officer	Acquisitions and Valuations

Paul F. Gallagher	Thomas M. Klaritch
Executive Vice President	Executive Vice President
Chief Investment Officer	Medical Office Properties

Edward J. Henning	Timothy M. Schoen
Executive Vice President	Executive Vice President
General Counsel, Chief Administrative	Life Science and Investment Management
Officer and Corporate Secretary
Susan M. Tate
Thomas M. Herzog	Executive Vice President
Executive Vice President	Asset Management and Senior Housing
Chief Financial Officer and Treasurer

Other Information

Corporate Headquarters
3760 Kilroy Airport Way, Suite 300
Long Beach, CA 90806-2473
(562) 733-5100

Chicago Office
444 North Michigan Avenue, Suite 3230
Chicago, IL 60611

Nashville Office

3100 West End Avenue, Suite 800

Nashville, TN 37203

San Francisco Office

400 Oyster Point Boulevard, Suite 409

South San Francisco, CA 94080

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC (“Securities and Exchange Commission”).  The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein.

On the Company’s  internet website, www.hcpi.com, you can access, free of charge, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.  The information contained on its website is not incorporated by reference into, and should not be considered a part of, this supplemental information package.  In addition, the SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including HCP, that file electronically with the SEC at www.sec.gov.

For more information, contact Thomas M. Herzog, Executive Vice President, Chief Financial Officer and Treasurer at (562) 733-5309.

(1)             As of July 31, 2009.

1

Highlights

Dollars in thousands, except per share data

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008

Revenues	$267,336	$248,775	$518,951	$493,569

NOI	220,762	200,866	423,263	395,972

Adjusted EBITDA	242,541	233,852	463,832	471,158

Net income applicable to common shares	91,784	225,890	135,069	270,729

FFO applicable to common shares	146,094	119,111	274,060	240,475

Per diluted common share:

EPS	$0.35	$0.96	$0.52	$1.19

FFO	0.55	0.50	1.05	1.06

FFO payout ratio per diluted common share	84%	91%	88%	86%

Financial Leverage	44%	52%

Adjusted fixed charge coverage	2.6x	2.3x	2.5x	2.1x

	June 30,	December 31,
	2009	2008

Properties:

Senior housing	259	260

Life science	100	104

Medical office	253	251

Hospital	22	23

Skilled nursing	48	48

Total	682	686

Portfolio Income from Assets Under Management(1)	Assets Under Management: $13.3 billion(2)

(1)             Represents the NOI from real estate owned by HCP, the interest income from debt investments and HCP’s pro rata share of the NOI from real estate owned by the Company’s Investment Management Platform, excluding assets under development and land held for future development, for the six months ended June 30, 2009.

(2)             Represents the historical cost of real estate owned by HCP, the carrying amount of debt investments and 100% of the cost of real estate owned by the Company’s Investment Management Platform, excluding assets under development and land held for future development, at June 30, 2009.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

2

Consolidated Funds From Operations

Dollars in thousands, except per share data

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008(1)	2009	2008(1)

Net income applicable to common shares	$91,784	$225,890	$135,069	$270,729
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	79,606	77,861	160,143	155,493
Discontinued operations	23	1,827	84	6,553
Gain on sales of real estate	(30,540)	(190,505)	(31,897)	(200,643)
Equity income from unconsolidated joint ventures	(1,127)	(1,221)	(665)	(2,509)
FFO from unconsolidated joint ventures	6,940	5,108	12,571	11,728
Noncontrolling interests’ and participating securities’ share in earnings	4,111	6,907	8,252	12,913
Noncontrolling interests’ and participating securities’ share in FFO	(4,703)	(6,756)	(9,497)	(13,789)
FFO applicable to common shares	$146,094	$119,111	$274,060	$240,475

Distributions on convertible units	$2,941	$2,398	$4,561	$7,163

Diluted FFO applicable to common shares	$149,035	$121,509	$278,621	$247,638

Basic FFO per common share	$0.55	$0.51	$1.06	$1.06

Diluted FFO per common share	$0.55	$0.50	$1.05	$1.06

Weighted average shares used to calculate diluted FFO per common share	271,457	241,314	264,243	234,112

Dividends declared per common share	$0.460	$0.455	$0.920	$0.910

FFO payout ratio per common share	83.6%	91.0%	87.6%	85.8%

Impact of merger related charges and impairments	$5,906	$10,856	$5,906	$12,045

Per common share impact of merger-related charges and impairments on diluted FFO	$0.02	$0.05	$0.03	$0.05

FFO payout ratio per common share prior to merger-related charges and impairments	80.7%	82.7%	85.2%	82.0%

Consolidated selected supplemental cash flow information:
Impairments of real estate and intangible assets, net	$5,906	$9,715	$5,906	$9,715
Amortization of above and below market lease intangibles, net	(8,320)	(1,877)	(10,980)	(4,029)
Stock-based compensation	3,991	3,959	7,537	7,485
Amortization of debt premiums, discounts and issuance costs, net	2,687	3,123	5,455	6,162
Straight-line rents	(14,337)	(9,751)	(25,759)	(19,533)
Interest accretion – DFLs	(1,994)	(2,118)	(3,949)	(4,190)
Increase in deferred revenues – tenant improvement related	3,418	4,332	7,360	8,917
Increase (decrease) in deferred revenues – additional rents (SAB 104)	(2,442)	342	530	4,362
Lease commissions and tenant and capital improvements	(9,184)	(14,252)	(18,826)	(32,359)

HCP’s share of selected supplemental cash flow information from the Investment Management Platform:
Amortization of above and below market lease intangibles, net	$(187)	$266	$1,255	$535
Amortization of debt premiums, discounts and issuance costs, net	83	101	189	206
Straight-line rents	(1,026)	(1,131)	(2,065)	(2,339)
Lease commissions and tenant and capital improvements	(541)	(510)	(1,102)	(802)

(1)             Presentation and certain computational changes have been made for the adoption of FSP-EITF 03-6-1, Determining Whether Instruments Granted in Share Based Payment Transactions are Participating Securities, to compute earnings per share and funds from operations per share under the two-class method.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

3

Capitalization

Dollars and shares in thousands, except price data

Total Debt
	June 30, 2009	December 31, 2008	June 30, 2008
Bank line of credit	$100,000	$150,000	$—
Bridge and term loans	200,000	520,000	1,150,000
Senior unsecured notes	3,518,147	3,523,513	3,821,786
Mortgage debt	1,592,712	1,641,734	1,516,380
Other debt	98,984	102,209	105,264
Consolidated debt	5,509,843	5,937,456	6,593,430
HCP’s share of unconsolidated debt(1)	343,949	346,470	348,921
Total debt	$5,853,792	$6,283,926	$6,942,351

Total Market Capitalization
	June 30, 2009
	Shares/Units	Price	Value
Common stock	275,253	$21.19	$5,832,611
Convertible partnership units
2 for 1(2)	1,627	42.38	68,952
1 for 1(3)	2,661	21.19	56,387
	4,288		125,339
Preferred stock:
7.25% Series E (Callable at par after September 15, 2008)	4,000	19.00	76,000
7.10% Series F (Callable at par after December 3, 2008)	7,820	18.75	146,625
	11,820		222,625

Consolidated market equity			$6,180,575

Consolidated debt			5,509,843

Consolidated market capitalization			$11,690,418

HCP’s share of unconsolidated debt(1)			343,949

Total market capitalization			$12,034,367

Common Stock and Equivalents
		Weighted Average Shares
	Shares	Three Months Ended		Six Months Ended
	Outstanding	June 30, 2009		June 30, 2009
	June 30, 2009	Diluted EPS	Diluted FFO	Diluted EPS	Diluted FFO
Common Stock	275,253	265,422	265,422	259,412	259,412
Dilutive securities:
Restricted stock and units	1,540	59	59	49	49
Options	55	61	61	55	55
Convertible partnership units	5,915	—	5,915	—	4,727
Total common and equivalents	282,763	265,542	271,457	259,516	264,243

Other Information
Trading Symbol		Senior Debt Ratings
HCP	Common Stock	Moody’s	Baa3 (stable outlook)
HCP_pe	Series E Preferred Stock	Standard & Poor’s	BBB (stable outlook)
HCP_pf	Series F Preferred Stock	Fitch	BBB (positive outlook)

Stock Exchange Listing
NYSE

(1)           Reflects the Company’s pro rata share of amounts from the Investment Management Platform. Excludes unconsolidated joint ventures outside of the Investment Management Platform.

(2)           Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of two shares of the Company’s common stock at the time of conversion or, at the Company’s election, two shares of the Company’s common stock.

(3)           Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of one share of the Company’s common stock at the time of conversion or, at the Company’s election, one share of the Company’s common stock.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

4

Indebtedness and Ratios

Dollars in thousands

Debt Maturities and Scheduled Principal Repayments (Amortization)

June 30, 2009
			Senior						HCP’s Share of
	Bank Line		Unsecured		Mortgage		Other	Consolidated	Unconsolidated
	of Credit	Term Loans	Notes	Rates(1)	Debt(2)	Rates(1)	Debt(3)	Debt	Mortgage Debt(4)	Rates(1)	Total Debt
2009 (6 months)	$—	$—	$—	—%	$107,276	5.91%	$98,984	$206,260	$2,622	—%	$208,882
2010	—	—	206,421	5.17	298,503	4.80	—	504,924	5,546	—	510,470
2011	100,000	200,000	292,265	4.90	137,573	5.11	—	729,838	6,224	—	736,062
2012	—	—	250,000	6.68	60,922	5.44	—	310,922	13,560	4.85	324,482
2013	—	—	550,000	5.83	233,293	6.01	—	783,293	44,508	5.76	827,801
2014	—	—	87,000	4.98	174,490	5.88	—	261,490	4,364	—	265,854
2015	—	—	400,000	6.64	279,536	5.68	—	679,536	15,070	5.39	694,606
2016	—	—	400,000	6.43	237,114	6.52	—	637,114	50,975	5.84	688,089
2017	—	—	750,000	6.05	3,203	—	—	753,203	201,648	5.67	954,851
2018	—	—	600,000	6.85	3,389	—	—	603,389	—	—	603,389
Thereafter	—	—	—	—	53,576	5.69	—	53,576	—	—	53,576
Subtotal	100,000	200,000	3,535,686		1,588,875		98,984	5,523,545	344,517		5,868,062

(Discounts) and premiums, net	—	—	(17,539)		3,837		—	(13,702)	(568)		(14,270)
Total	$100,000	$200,000	$3,518,147		$1,592,712		$98,984	$5,509,843	$343,949		$5,853,792

Weighted average interest rate	1.31%	2.78%	6.13%		5.97%		N/A	5.87%	5.70%		5.87%

Weighted average maturity in years	2.14	2.12	5.80		4.39		N/A	5.18	7.40		5.31

Ratios			Covenants
	June 30,	December 31,	The following is a summary of the financial covenants under the revolving line of credit facility and term loan at June 30, 2009.
	2009	2008
Consolidated Debt/Consolidated Gross Assets	43.6%	47.1%
Financial Leverage (Total Debt/Total Gross Assets)	44.2%	47.6%		Line of Credit and Term Loan
			Financial Covenants(5)	Requirement	Actual Compliance
Consolidated Secured Debt/Consolidated Gross Assets	12.6%	13.0%
Total Secured Debt/Total Gross Assets	14.6%	15.1%	Leverage Ratio	No greater than 60%	46%
			Secured Debt Ratio	No greater than 30%	16%
Fixed and variable rate ratios:			Unsecured Leverage Ratio	No greater than 65%	46%
Fixed rate Total Debt	86.8%	85.8%	Fixed Charge Coverage Ratio (12 months)	No less than 1.75x	2.4x
Variable rate Total Debt	13.2%	14.2%
	100.0%	100.0%

(1)   Senior unsecured notes and mortgage debt weighted-average effective rates relate to maturing amounts.

(2)   Mortgage debt attributable to non-controlling interests at June 30, 2009 was $15.6 million.

(3)   Other debt represents non-interest bearing Life Care Bonds and occupancy fee deposits at three of the Company’s senior housing facilities, which are payable on-demand, under certain conditions.

(4)   Includes pro-rata share of the Company’s Investment Management Platform. At June 30, 2009, 100% of the Company’s Investment Management Platform’s mortgage debt accrues interest at fixed rates.

(5)   The revolving line of credit facility and term loan have very similar terms, including financial covenants that are calculated based on the definitions contained within the agreements and may be different than similar terms in the Company’s Consolidated Financial Statements provided herein and as provided in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Compliance with certain of these financial covenants requires the inclusion of the Company’s consolidated amounts and its proportionate share of unconsolidated investees.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

5

Investments and Dispositions

Dollars and square feet in thousands

Investments
				June 30, 2009
				Three Months	Six Months
Description				Ended	Ended

Acquisition of joint venture interests				$—	$14,250

Total fundings for development, tenant and capital improvements(1)				$30,424	$55,079

Total investments				$30,424	$69,329

Dispositions(2)
			Property		Sales Price,
Description		Capacity	Count	Segment	Net of Costs
Location	Date
New Orleans, Louisiana	January 20, 2009	96 sq. ft.	4	MOB	$384
Amarillo, Texas	February 2, 2009	40 beds	1	Hospital	839
Wichita, Kansas	February 27, 2009	110 units	1	Senior housing	480
Seattle, Washington	March 13, 2009	40 sq. ft.	1	MOB	4,312
First quarter total			7		6,015

Los Gatos, California	April 10, 2009	395 beds	1	Hospital	44,912
Plaquemine, Louisiana	May 7, 2009	80 beds	1	Hospital	749
Reston, Virginia	June 5, 2009	2 sq. ft.	—(3)	MOB	605
Second quarter property dispositions			2		46,266
Marketable securities	May 11, 2009			Hospital	4,800
Second quarter total			9		$51,066

Total dispositions					$57,081

(1)             Includes capitalized interest for the three months and six months ended June 30, 2009, of $6.3 million and $12.3 million, respectively.

(2)             For the six months ended June 30, 2009, unless otherwise indicated.

(3)             Represents the partial sale of a medical office building (condominiums).

See Reporting Definitions and Reconciliations of Non-GAAP Measures

6

Development

As of June 30, 2009, dollars in thousands

Development Projects in Process
			Estimated/		Estimated
			Actual	Rent	Rentable		Estimated
			Completion	Commencement	Square	Investment	Total
Name of Project	Location	Segment	Date	Date	Feet	to Date(1)	Investment

Development
Oyster Point II (A)	So. San Francisco, CA	Life science	4Q 2008	4Q 2008	122	$88,201	$97,448
Oyster Point II (B)	So. San Francisco, CA	Life science	4Q 2008	1Q 2009	129	93,073	103,293
Oyster Point II (C)	So. San Francisco, CA	Life science	4Q 2008	N/A	78	49,359	60,660
					329	230,633	261,401

	Percentage pre-leased				76%
Redevelopment
500/600 Saginaw	Redwood City, CA	Life science	4Q 2009	N/A	89	32,062	45,813
Modular Labs IV	So. San Francisco, CA	Life science	3Q 2010	N/A	97	23,391	43,231
Innovation Drive	San Diego, CA	MOB	3Q 2010	N/A	84	20,873	34,272
Folsom	Sacramento, CA	MOB	3Q 2010	N/A	92	24,478	31,605
Knoxville	Knoxville, TN	MOB	N/A	N/A	38	5,269	7,969
					400	106,073	162,890

	Total				729	$336,706	$424,291

Land Held for Future Development
			Estimated
		Gross	Rentable
		Site	Square
Location	Segment	Acreage	Feet
So. San Francisco, CA	Life science	30	866
Carlsbad, CA	Life science	41	697
Poway, CA	Life science	72	1,261
Torrey Pines, CA	Life science	6	93
		149	2,917

Investment to date			$255,950

(1)             Investment-to-date includes $68 million of land, $70 million of buildings, $13 million of net intangible assets and $186 million in development costs and construction in progress.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

7

Owned Portfolio Summary

As of and for the six months ended June 30, 2009, dollars and square feet in thousands, unless otherwise indicated

Portfolio Summary by Investment Product

Leased	Property			Average			Occupancy	EBITDAR		EBITDARM
Properties	Count	Investment	NOI	Age (Years)	Capacity		%(1)	Amount	CFC	Amount	CFC
Senior housing	234	$4,115,489	$171,217	12	25,497	Units	87.8	$346,627	1.13 x	$419,518	1.37 x
Life science	96	2,819,642	103,458	15	6,137	Sq. Ft.	91.1	N/A	N/A	N/A	N/A
Medical office	186	2,124,933	89,506	17	12,882	Sq. Ft.	90.7	N/A	N/A	N/A	N/A
Hospital	18	672,899	40,694	23	2,510	Beds	58.5	299,403	4.38 x	333,457	4.87 x
Skilled nursing	48	255,084	18,388	24	5,628	Beds	85.9	56,824	1.58 x	76,450	2.13 x
	582	$9,988,047	$423,263	16

Secured			Interest				Occupancy	EBITDA		EBITDAM
Loans		Investment	Income				%(1)	Amount	DSC	Amount	DSC
Senior housing		$20,434	$576				81.8	$672	1.53 x	$788	1.79 x
Hospital		35,308	1,501				58.3	11,249	3.75 x	13,172	4.39 x
Skilled nursing		14,394	823				83.9	5,803	2.34 x	7,209	2.90 x
		$70,136	$2,900					$17,724		$21,169

Mezzanine			Interest					EBITDA		EBITDAM
Loans		Investment	Income					Amount	DSC	Amount	DSC
Hospital		$366,681	$21,203					$85,120	2.32 x	$93,109	2.54 x
Skilled nursing		926,316	30,512					112,577	2.53 x	140,529	3.16 x
		$1,292,997	$51,715					$197,697		$233,638

Total		$11,351,180	$477,878

Portfolio NOI, Adjusted NOI and Interest Income

	Three Months Ended June 30, 2009
	Rental				NOI and
	Revenues	Operating		Interest	Interest	Adjusted
Segment	& DFL Income	Expenses	NOI(2)	Income(2)	Income	NOI
Senior housing	$92,981	$1,000	$91,981	$250	$92,231	$77,307
Life science	63,011	11,256	51,755	—	51,755	47,182
Medical office	77,125	32,219	44,906	—	44,906	42,670
Hospital	23,363	730	22,633	11,921	34,554	18,986
Skilled nursing	9,487	—	9,487	15,673	25,160	9,252
	$265,967	$45,205	$220,762	$27,844	$248,606	$195,397

	Six Months Ended June 30, 2009
	Rental				NOI and
	Revenues	Operating		Interest	Interest	Adjusted
Segment	& DFL Income	Expenses	NOI(2)	Income(3)	Income	NOI
Senior housing	$174,918	$3,701	$171,217	$576	$171,793	$149,049
Life science	126,150	22,692	103,458	—	103,458	93,549
Medical office	154,512	65,006	89,506	—	89,506	85,716
Hospital	42,176	1,482	40,694	22,704	63,398	35,313
Skilled nursing	18,388	—	18,388	31,335	49,723	18,163
	$516,144	$92,881	$423,263	$54,615	$477,878	$381,790

(1)       For MOBs and life science facilities, occupancy percentages are presented as of the end of the period reported. For hospitals, skilled nursing facilities and senior housing facilities, occupancy represents the facilities’ average operating occupancy for the trailing twelve months and one quarter in arrears from the period reported.

(2)       NOI attributable to non-controlling interests for the three months and six months ended June 30, 2009, was $1.8 million and $2.7 million, respectively.

(3)       Includes loan accretion for the three and six months ended June 30, 2009, of $3.5 million and $7.6 million, respectively.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

8

Owned Portfolio Concentrations

As of and for the six months ended June 30, 2009, dollars in thousands

Geographic Diversification(1)

	Total	Senior	Life	Medical		Skilled		% of
Investment by State	Properties	Housing	Science	Office	Hospital	Nursing	Total	Total
CA	134	$578,155	$2,729,375	$216,923	$128,508	$14,347	$3,667,308	36
TX	80	381,556	—	632,899	260,237	2,818	1,277,510	13
FL	50	479,344	—	142,774	62,450	—	684,568	7
CO	24	168,931	—	189,447	9,028	27,815	395,221	4
VA	21	279,059	—	40,627	—	63,100	382,786	4
WA	14	132,609	—	171,424	—	—	304,033	3
NJ	13	280,589	—	—	—	—	280,589	3
UT	33	27,800	90,267	131,684	—	4,935	254,686	3
MD	12	182,087	—	29,001	—	—	211,088	2
IL	12	187,218	—	12,401	—	—	199,619	2
Other	189	1,438,575	—	557,753	247,984	156,463	2,400,775	23
Total	582	$4,135,923	$2,819,642	$2,124,933	$708,207	$269,478	$10,058,183	100

NOI and Interest	Total	Senior	Life	Medical		Skilled		% of
Income by State	Properties	Housing	Science	Office	Hospital	Nursing	Total	Total
CA	134	$24,096	$98,727	$5,737	$7,501	$1,083	$137,144	32
TX	80	17,470	—	24,246	13,967	204	55,887	13
FL	50	21,168	—	6,391	3,868	—	31,427	7
CO	24	6,622	—	7,548	675	1,515	16,360	4
VA	21	9,900	—	2,285	—	3,432	15,617	4
NJ	13	13,631	—	—	—	—	13,631	3
UT	33	796	4,731	6,634	—	349	12,510	3
WA	14	3,726	—	8,264	—	—	11,990	3
TN	23	1,409	—	7,435	—	1,794	10,638	2
GA	14	4,258	—	89	5,637	142	10,126	2
Other	176	68,717	—	20,877	10,547	10,692	110,833	27
Total	582	$171,793	$103,458	$89,506	$42,195	$19,211	$426,163	100

Operator/Tenant Diversification

	Annualized Revenues
Company	Amount	%
Sunrise Senior Living	$128,572	14
HCA	68,584	7
Brookdale	60,099	6
HCR ManorCare	44,412	5
Emeritus Corporation	42,875	5
Genentech	34,622	4
Amgen	25,818	3
Aegis Senior Living	19,980	2
Tenet Healthcare Corporation	18,991	2
Cirrus	15,827	2
Other	467,168	50
	$926,948	100

(1)             Owned portfolio geographic concentration includes investments, NOI and interest income from investments in our leased properties and secured loan portfolios and excludes mezzanine loans as the investment and interest income associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

9

Owned Same Property Operating Lease Portfolio

As of June 30, 2009, dollars and square feet in thousands

		Senior		Life		Medical				Skilled
	Total	Housing(1)		Science		Office		Hospital		Nursing

Property count	547	203		93		185		18		48
Investment	$9,171,432	$3,478,462		$2,658,100		$2,106,887		$672,899		$255,084
Percent of operating lease portfolio (by investment)	98.0%	99.7%		94.3%		99.2%		100.0%		100.0%
Capacity		22,255 Units		5,907 Sq. Ft.		12,764 Sq. Ft.		2,510 Beds		5,628 Beds

Year-Over-Year Three-Month SPP

Occupancy(2):
June 30, 2009		86.6%		90.7%		90.9%		60.8%		85.8%
June 30, 2008		89.4%		89.7%		91.0%		64.4%		87.0%
% change		(2.8%	)	1.0%		(0.1%	)	(3.6%	)	(1.2%	)

NOI % change	10.4%	17.9%		9.6%		4.6%		2.7%		5.4%

Adjusted NOI:
June 30, 2009	$183,152	$66,187		$45,029		$43,698		$18,986		$9,252
June 30, 2008	$174,971	$63,619		$38,763		$42,026		$21,678		$8,885
Adjusted NOI % change	4.7%	4.0%		16.2%		4.0%		(12.4%	)	4.1%

Sequential Three-Month SPP

Occupancy(2):
June 30, 2009		86.6%		90.7%		90.9%		60.8%		85.8%
March 31, 2009		87.7%		91.1%		90.8%		55.3%		85.4%
% change		(1.1%	)	(0.4%	)	0.1%		5.5%		0.4%

NOI % change	9.5%	19.1%		0.4%		(0.2%	)	25.3%		6.6%

Adjusted NOI:
June 30, 2009	$183,152	$66,187		$45,029		$43,698		$18,986		$9,252
March 31, 2009	$174,472	$60,701		$44,105		$44,428		$16,327		$8,911
Adjusted NOI % change	5.0%	9.0%		2.1%		(1.6%	)	16.3%		3.8%

Year-Over-Year Six-Month SPP

NOI % change	7.1%	7.5%		13.0%		4.5%		(0.1%	)	3.4%

Adjusted NOI:
June 30, 2009	$357,624	$126,888		$89,134		$88,126		$35,313		$18,163
June 30, 2008	$344,146	$128,033		$74,607		$84,037		$39,938		$17,531
Adjusted NOI % change	3.9%	(0.9%	)	19.5%		4.9%		(11.6%	)	3.6%

(1)             Excludes 30 properties which are classified as direct financing leases.

(2)             Occupancy percentages for senior housing, hospital and skilled nursing are calculated based on the average three month occupancy one quarter in arrears from the period presented.  Occupancy percentages for life science and medical office are as of the end of the period presented.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

10

Owned Portfolio Lease Expirations and Debt Investment Maturities

At June 30, 2009, dollars and square feet in thousands

	Expiration Year
Segment	Total	2009(1)	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter

Lease Expirations

Senior housing:
Properties	234	—	4	3	4	6	8	2	24	26	65	92
Annualized revenues	$315,076	$—	$659	$785	$1,075	$24,428	$15,600	$3,174	$26,976	$31,807	$100,541	$110,031

Life science:
Square feet	5,589	184	274	459	191	376	367	524	263	733	411	1,807
Annualized revenues	$197,190	$2,793	$6,429	$15,218	$4,880	$11,172	$10,195	$16,868	$8,187	$24,283	$23,452	$73,713

Medical office:
Square feet	11,688	1,015	1,979	1,416	1,568	1,291	1,043	606	520	468	674	1,108
Annualized revenues	$236,283	$22,335	$41,156	$30,965	$32,420	$23,636	$23,950	$12,192	$9,794	$10,409	$12,776	$16,650

Hospital:
Properties	18	—	1	—	—	1	3	—	—	2	—	11
Annualized revenues	$51,796	$—	$2,973	$—	$—	$2,424	$16,018	$—	$—	$4,413	$—	$25,968

Skilled nursing:
Properties	48	—	—	—	—	10	12	5	5	9	4	3
Annualized revenues	$36,096	$—	$—	$—	$—	$7,091	$8,079	$3,259	$4,898	$7,953	$2,462	$2,354

Total annualized revenues	$836,441	$25,128	$51,217	$46,968	$38,375	$68,751	$73,842	$35,493	$49,855	$78,865	$139,231	$228,716

Debt Investment Maturities

Senior housing:
Annualized interest	$1,289	$579	$25	$312	$—	$373	$—	$—	$—	$—	$—	$—

Hospital:
Annualized interest	$43,180	$—	$11,000	$—	$—	$—	$—	$—	$30,330	$1,850	$—	$—

Skilled nursing:
Annualized interest	$46,038	$182	$1,444	$—	$—	$44,412	$—	$—	$—	$—	$—	$—

Total annualized interest	$90,507	$761	$12,469	$312	$—	$44,785	$—	$—	$30,330	$1,850	$—	$—

(1)     Includes month-to-month and holdover leases.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

11

Owned Senior Housing Portfolio

As of and for the six months ended June 30, 2009, dollars in thousands

Investments Operating	Property			Average Age			EBITDAR		EBITDARM
Leases	Count	Investment	NOI	(Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	167	$2,267,626	$93,315	11	14,245	86.8	$187,084	1.11 x	$228,480	1.36 x
Independent living	28	682,030	26,855	15	4,582	87.0	56,171	1.02 x	64,886	1.18 x
CCRCs	9	540,724	24,918	21	3,529	91.7	60,662	1.32 x	72,277	1.58 x
	204	$3,490,380	$145,088	12	22,356	87.6	$303,917	1.13 x	$365,643	1.36 x

Direct				Average
Financing	Property			Age			EBITDAR		EBITDARM
Leases	Count	Investment	NOI	(Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	27	$570,450	$24,179	12	3,141	89.7	$42,710	1.13 x	$53,875	1.42 x
CCRCs(1)	3	54,659	1,950
	30	$625,109	$26,129

Leased Properties	234	$4,115,489	$171,217	12	25,497	87.8	$346,627	1.13 x	$419,518	1.37 x

			Interest				EBITDA		EBITDAM
Secured Loans		Investment	Income			Occupancy %	Amount	DSC	Amount	DSC
Assisted living		$8,253	$226			N/A	$ N/A	N/A	N/A	N/A
Independent living		2,964	156			81.8	672	1.53 x	788	1.79 x
CCRC(2)		9,217	194
		$20,434	$576

Total		$4,135,923	$171,793

Operator Concentration

					NOI and
	Properties		Investment		Interest Income				EBITDA(R)	EBITDA(R)M
Operator(3)	Count	% Pooled	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC	CFC/DSC
Sunrise Senior Living(4)	90	99	$1,932,683	47	$68,775	40	10,263	89.4	1.09 x	1.36 x
Brookdale	24	92	675,804	16	34,758	20	4,819	90.8	1.28 x	1.51 x
Emeritus Corporation	37	84	537,369	13	27,744	16	3,786	89.0	1.18 x	1.41 x
Aegis Senior Living	12	67	258,008	6	11,289	7	965	87.7	1.00 x	1.16 x
Capital Senior Living	15	73	176,517	4	7,456	4	1,530	81.8	1.07 x	1.22 x
Harbor Retirement Associates	10	90	160,679	4	6,005	3	1,069	77.3	1.05 x	1.35 x
Atria Senior Living Group	6	100	88,076	2	4,547	3	854	81.6	0.92 x	1.07 x
Other	40	58	306,787	8	11,219	7	2,211	83.9	1.10 x	1.35 x
	234	85	$4,135,923	100	$171,793	100	25,497	87.8	1.13 x	1.37 x

(1)       Represents ground leases on CCRCs.

(2)       Represents a secured construction loan on one CCRC included in the DFL portfolio.

(3)       Property count and units are presented for leased properties, excludes secured loans.

(4)       Sunrise Senior Living percentage pooled consists of 90 assets under 12 separate pools.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

12

Owned Senior Housing Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Operating Lease Portfolio					Total Portfolio
	As of and for the Quarter Ended			As of and for the YTD Period Ended		As of and for the Twelve Months Ended
	06/30/09	03/31/09	06/30/08	06/30/09	06/30/08	06/30/09	03/31/09(1)	06/30/08(1)

Property count	203	203	203	203	203	234	234	237
Investment	$3,478,462	$3,484,625	$3,478,543	$3,478,462	$3,478,543	$4,135,923	$4,143,028	$4,149,152
Units	22,255	22,215	22,217	22,255	22,217	25,497	25,457	25,670
3-Month Occupancy %(2)	86.6	87.7	89.4			86.5	87.6	89.3
12-Month Occupancy %(2)	87.6	88.3	90.2			87.8	88.6	90.1
EBITDAR(3)	$302,841	$302,928	$307,972			$347,299	$347,555	$350,645
EBITDAR CFC/DSC(3)	1.13 x	1.13 x	1.20 x			1.13 x	1.13 x	1.19 x
EBITDARM(3)	$364,405	$364,496	$369,138			$420,306	$420,561	$423,938
EBITDARM CFC/DSC(3)	1.36 x	1.36 x	1.43 x			1.37 x	1.37 x	1.43 x
NOI:
Rental revenues	$79,498	$68,732	$69,173	$148,230	$139,702
Operating expenses	(680)	(2,538)	(2,332)	(3,218)	(4,864)
	$78,818	$66,194	$66,841	$145,012	$134,838
Adjusted NOI:
Straight-line rents	(6,081)	(5,402)	(3,259)	(11,483)	(6,878)
Above (below) market lease intangibles, net	(6,550)	(91)	37	(6,641)	73
	$66,187	$60,701	$63,619	$126,888	$128,033

(1)             Amounts are reflected as originally reported, except for changes to property count and units to conform with current presentation.

(2)             Occupancy percentages are one quarter in arrears from the period presented.

(3)             EBITDAR and EBITDARM amounts and coverages are based on the trailing twelve-month period presented and are one quarter in arrears from the period presented.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

13

Owned Life Science Portfolio

As of and for the six months ended June 30, 2009, unless otherwise indicated, dollars and square feet in thousands

Investments

	Property			Average	Square	Occupancy
Leased Properties	Count	Investment	NOI(1)	Age (Years)	Feet	%(2)
San Francisco	70	$2,232,558	$81,137	15	4,171	89.8
San Diego	17	496,817	17,590	18	1,382	92.4
Utah	9	90,267	4,731	10	584	97.0
	96	$2,819,642	$103,458	15	6,137	91.1

Tenant Concentration

	Annualized Revenues		Square Feet
Tenant	Amount	%	Amount	%
Genentech	34,622	18	$794	14
Amgen	25,818	13	433	8
Takeda	14,479	7	283	5
Rigel Pharmaceuticals	14,438	7	147	3
Exelixis, Inc.	12,462	6	295	5
ARUP	5,100	3	324	6
Alexza Pharmaceuticals, Inc.	4,916	2	107	2
Sequenom	4,583	2	83	1
Myriad Genetics	4,510	2	225	4
NuVasive, Inc.	4,235	2	145	3
Other	72,027	38	2,753	49
	197,190	100	$5,589	100

Portfolio Trends

	Same Property Operating Lease Portfolio					Total Portfolio
				As of and for the
	As of and for the Quarter Ended			YTD Period Ended		At the Period Ended
	06/30/09	03/31/09	06/30/08	06/30/09	06/30/08	06/30/09	03/31/09(2)	06/30/08(3)

Property count	93	93	93	93	93	96	96	99
Investment	$2,658,100	$2,655,837	$2,620,194	$2,658,100	$2,620,194	$2,819,642	$2,817,301	$2,729,716
Square feet	5,907	5,896	5,897	5,907	5,897	6,137	6,126	6,171
Occupancy %(3)	90.7	91.1	89.7	90.7	89.7	91.1	91.4	88.1
NOI:
Rental revenues	$59,169	$58,675	$53,693	$117,844	$106,104
Operating expenses	(10,431)	(10,146)	(9,231)	(20,577)	(20,027)
	$48,738	$48,529	$44,462	$97,267	$86,077
Adjusted NOI:
Straight-line rents	(3,307)	(3,159)	(4,959)	(6,466)	(9,294)
Below market lease intangibles, net	(402)	(1,265)	(740)	(1,667)	(2,176)
	$45,029	$44,105	$38,763	$89,134	$74,607

(1)     Excludes $2.7 million of rent, $2.2 million from San Francisco and $0.5 million from San Diego, collected on leases where the respective tenant improvement build outs are not complete (deferred rent).  These leases are included in occupied square feet and annualized revenues when determining occupancy and tenant concentration.

(2)     Occupancy percentages are presented as of the end of the period reported.

(3)     Amounts are reflected as originally reported.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

14

Owned Life Science Portfolio

Dollars and square feet in thousands

Selected Lease Expirations Data (next 3 years):

	Total				San Francisco		San Diego		Utah
	Square Feet		Annualized Revenues		Square	Annualized	Square	Annualized	Square	Annualized
Year	Amount	%	Amount	%	Feet	Revenues	Feet	Revenues	Feet	Revenues
2009 (6 months)(1)	$184	3	$2,793	1	82	$1,141	102	$1,652	—	$—
2010	274	5	6,429	3	132	3,697	142	2,732	—	—
2011	459	8	15,218	8	429	14,241	30	977	—	—
2012	191	3	4,880	2	120	3,100	53	1,498	18	282
Thereafter	4,481	81	167,870	86	2,983	129,531	950	28,730	548	9,609
	$5,589	100	$197,190	100	3,746	$151,710	1,277	$35,589	566	$9,891

Leasing Activity

		Annualized		Tenant	Leasing	Average
	Leased	Base Rent	%	Improvements	Costs Per	Lease	Retention
	Square	Per	Change	Per Square	Square	Term	Rate
	Feet	Square Foot	In Rents	Foot	Foot	(Months)	YTD
Leased Square Feet as of December 31, 2008	5,579	$33.79
Expirations	(159)	20.43
Renewals, amendments and extensions	126	16.68	(7.2)	—	$2.54	109	79.7
New leases and expansions	87	33.70		$68.95	12.28	79
Terminations	(34)	13.92

Leased Square Feet as of March 31, 2009	5,599	$34.80
Expirations	(317)	28.44
Renewals, amendments and extensions	310	24.56	(13.6)	1.96	6.70	54	91.9
New leases and expansions	39	17.70		—	—	2
Terminations	(42)	18.91

Leased Square Feet as of June 30, 2009	5,589	$35.28

(1)     Includes month-to-month and holdover leases.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

15

Owned Medical Office Portfolio

As of and for the six months ended June 30, 2009, dollars and square feet in thousands

Investments

	Property			Average		Occupancy
Leased Properties	Count	Investment	NOI	Age (Years)	Square Feet	%
On-Campus	143	$1,716,527	$70,328	17	10,765	90.3
Off-Campus	43	408,406	19,178	17	2,117	92.9
	186	$2,124,933	$89,506	17	12,882	90.7

Portfolio Trends

	Same Property Operating Lease Portfolio					Total Portfolio
				As of and for the
	As of and for the Quarter Ended			YTD Period Ended		At the Period Ended
	06/30/09	03/31/09	06/30/08	06/30/09	06/30/08	06/30/09	03/31/09(1)	06/30/08(1)
Property count	185	185	185	185	185	186	187	192
Investment	$2,106,887	$2,101,332	$2,080,957	$2,106,887	$2,080,957	$2,124,933	$2,124,046	$2,160,156
Square feet	12,764	12,757	12,758	12,764	12,758	12,882	12,912	13,204
Occupancy %(2)	90.9	90.8	91.0			90.7	90.5	90.3
NOI:
Rental revenues	$76,327	$76,704	$74,878	$153,031	$149,071
Operating expenses	(30,439)	(30,735)	(31,015)	(61,174)	(61,170)
	$45,888	$45,969	$43,863	$91,857	$87,901
Adjusted NOI:
Straight-line rents	(665)	(728)	(1,104)	(1,393)	(2,418)
Below market lease intangibles, net	(811)	(752)	(733)	(1,563)	(1,446)
Lease terminations	(714)	(61)	—	(775)	—
	$43,698	$44,428	$42,026	$88,126	$84,037

(1)     Amounts are reflected as originally reported.

(2)     Occupancy percentages are presented as of the end of the period reported.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

16

Owned Medical Office Portfolio

Square feet in thousands

Leasing Activity

		Annualized		Tenant
	Leased	Base Rent	%	Improvements	Leasing	Average	Retention
	Square	Per	Change	Per Square	Costs Per	Lease Term	Rate
	Feet	Square Foot	In Rents	Foot	Square Foot	(Months)	YTD

Leased Square Feet as of December 31, 2008	11,699	$20.86
Dispositions	(36)	24.90
Expirations	(468)	21.02
Renewals, amendments and extensions	369	19.77	1.2	$7.70	$1.73	38	78.7
New leases	162	19.19		20.64	3.42	49
Terminations	(35)	21.37

Leased Square Feet as of March 31, 2009	11,691	$20.99
Dispositions	(38)	14.77
Expirations	(686)	18.74
Renewals, amendments and extensions	542	18.84	15.6	2.62	0.89	35	78.8
New leases	268	17.96		10.84	1.76	53
Terminations	(89)	19.37

Leased Square Feet as of June 30, 2009	11,688	$21.21

See Reporting Definitions and Reconciliations of Non-GAAP Measures

17

Owned Hospital Portfolio

As of and for the six months ended June 30, 2009, dollars in thousands, unless otherwise indicated

Investments

				Average
Leased	Property			Age		Occupancy	EBITDAR(1)		EBITDARM(1)
Properties	Count	Investment	NOI	(Years)	Beds	%(1)	Amount	CFC	Amount	CFC
Acute care	6	$478,658	$29,434	31	1,742	58.4	$241,506		$265,693
Rehab	7	95,347	4,623	19	487	60.2	21,763		24,943
Specialty	2	63,689	2,640	25	37	—	24,429		27,401
LTACH	3	35,205	3,997	15	244	55.9	11,705		15,420
	18	$672,899	$40,694	23	2,510	58.5	$299,403	4.38 x	$333,457	4.87 x

Secured			Interest				EBITDA(1)		EBITDAM(1)
Loans		Investment	Income			Occupancy %	Amount	DSC	Amount	DSC
Acute care		$35,308	$1,501			58.3	$11,249	3.75 x	$13,172	4.39 x

Mezzanine			Interest				EBITDA		EBITDAM
Loans		Investment	Income				Amount	DSC	Amount	DSC
Acute care		$283,372	$14,343				$67,569	2.47 x	$75,558	2.76 x
Specialty		83,309	6,860				17,551	1.87 x	17,551	1.87 x
		$366,681	$21,203				$85,120	2.32 x	$93,109	2.54 x

Total		$1,074,888	$63,398

Operator Concentration(2)

					NOI and
	Properties		Investment		Interest Income
		%
Operator(1)	Count	Pooled	Amount	%	Amount	%	Beds
HCA	1	—	$449,598	42	$24,195	38	645
Tenet Healthcare Corp	4	—	223,633	21	13,677	22	921
Cirrus Health	2	—	130,397	12	8,575	14	37
HealthSouth	5	60	55,981	5	4,399	7	372
Other	6	50	215,279	20	12,552	19	535
	18	33	$1,074,888	100	$63,398	100	2,510

(1)             Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

(2)             Property count and beds are presented for leased properties, excludes secured and mezzanine loans.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

18

Owned Hospital Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Operating Lease Portfolio					Total Portfolio
	As of and for the Quarter Ended			As of and for the YTD Period Ended		As of and for the Twelve Months Ended
	06/30/09	03/31/09	06/30/08	06/30/09	06/30/08	06/30/09	03/31/09(1)	06/30/08(1)

Property count	18	18	18	18	18	18	18	20
Investment	$672,899	$673,105	$668,396	$672,899	$668,396	$1,074,888	$1,010,130	$1,077,322
Beds	2,510	2,463	2,442	2,510	2,442	2,510	2,463	2,723
3-Month Occupancy %(2)	60.8	55.3	64.4			60.8	55.3	64.4
12-Month Occupancy %(2)	58.5	59.3	59.6			58.5	56.9	54.3
EBITDAR(3)	$299,403	$295,694	$287,660			$395,772	$393,801	$382,980
EBITDAR CFC/DSC(3)	4.38 x	4.35 x	4.39 x			3.66 x	3.31 x	3.07 x
EBITDARM(3)	$333,457	$329,702	$321,470			$439,738	$439,196	$430,223
EBITDARM CFC/DSC(3)	4.87 x	4.86 x	4.91 x			4.07 x	3.70 x	3.45 x
NOI:
Rental revenues	$23,363	$18,813	$23,012	$42,176	$42,436
Operating expenses	(730)	(752)	(983)	(1,482)	(1,797)
	$22,633	$18,061	$22,029	$40,694	$40,639
Adjusted NOI:
Straight-line rents	(3,429)	(1,516)	(133)	(4,945)	(266)
Below market lease intangibles, net	(218)	(218)	(218)	(436)	(435)
	$18,986	$16,327	$21,678	$35,313	$39,938

(1)             Amounts are reflected as originally reported, except for property count and beds to conform with current presentation.

(2)             Occupancy percentages are one quarter in arrears from the period presented.

(3)             EBITDAR and EBITDARM amounts and coverages are based on the trailing twelve-month period one quarter in arrears from the period presented.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

19

Owned Skilled Nursing Portfolio

As of and for the six months ended June 30, 2009, dollars in thousands, unless otherwise indicated

Investments

Leased	Property			Average Age		Occupancy	EBITDAR		EBITDARM
Properties	Count	Investment	NOI	(Years)	Beds	%(1)	Amount	CFC	Amount	CFC

Skilled nursing	48	$255,084	$18,388	24	5,628	85.9	$56,824	1.58 x	$76,450	2.13 x

Debt			Interest				EBITDA(1)		EBITDAM(1)
Investments		Investment	Income			Occupancy %	Amount	DSC	Amount	DSC
Secured loans		$14,394	$823			83.9	$5,803	2.34 x	$7,209	2.90 x
Mezzanine loans(1)		926,316	30,512				112,577	2.53 x	140,529	3.16 x
		940,710	$31,335
Total		$1,195,794	$49,723

Operator Concentration

					NOI and
	Properties		Investment		Interest Income
		%						Occupancy	EBITDA(R)	EBITDA(R)M
Operator(2)	Count	Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC	CFC/DSC
HCR ManorCare	—	—	$926,316	77	$30,512	61	N/A	N/A	2.53 x	3.16 x
Formation Capital	9	100	63,100	5	3,432	8	934	94.8	1.96 x	2.47 x
Covenant Care	12	—	62,318	5	4,499	9	1,373	81.4	1.54 x	2.09 x
Sun Healthcare	4	100	38,260	3	2,235	4	479	83.1	2.32x	2.86 x
Kindred	9	100	38,117	3	4,142	8	1,288	87.2	1.38 x	2.03 x
Trilogy Health Services	5	100	33,351	3	2,579	5	546	91.2	1.48 x	1.86 x
Other	9	56	34,332	4	2,324	5	1,008	83.4	1.18 x	1.80 x
	48	67	$1,195,794	100	$49,723	100	5,628	85.7	2.12 x	2.71 x

(1)             Represents an investment in mezzanine loans having an aggregate face value of $1.0 billion. These interest-only loans mature in January 2013 and bear interest on their face amounts at a floating rate of one-month LIBOR plus 4.0%. These loans are mandatorily pre-payable in January 2012 unless the borrower satisfies certain financial conditions. The loans are secured by an indirect pledge of equity ownership in 339 HCR ManorCare facilities located in 30 states and are subordinate to other debt of approximately $3.6 billion at closing.

(2)             Property count and beds are presented for leased properties, excludes secured and mezzanine loans.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

20

Owned Skilled Nursing Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Operating Lease Portfolio					Total Portfolio
	As of and for the Quarter Ended			As of and for the YTD Period Ended		As of and for the Twelve Months Ended
	06/30/09	03/31/09	06/30/08	06/30/09	06/30/08	06/30/09	03/31/09(1)	06/30/08(1)

Property count	48	48	48	48	48	48	48	48
Investment	$255,084	$255,084	$242,637	$255,084	$242,637	$1,195,794	$1,191,843	$1,168,391
Beds	5,628	5,651	5,614	5,628	5,614	5,628	5,651	5,637
3-Month Occupancy %(2)	85.8	85.4	87.0			85.6	85.4	87.0
12-Month Occupancy %(2)	85.9	86.2	86.2			85.7	86.1	85.9
EBITDAR(3)	$56,824	$53,727	$47,684			$175,204	$154,540	$53,082
EBITAR CFC/DSC(3)	1.58 x	1.51 x	1.41 x			2.12 x	1.86 x	1.46 x
EBITDARM(3)	$76,450	$73,271	$66,528			$224,188	$199,454	$73,260
EBITDARM CFC/DSC(3)	2.13 x	2.06 x	1.97 x			2.71 x	2. 40 x	2.01 x
NOI:
Rental revenues	$9,487	$8,901	$8,999	$18,388	$17,775
Adjusted NOI:
Straight-line rents	(235)	10	(138)	(225)	(297)
Above market lease intangibles, net	—	—	24	—	53
	$9,252	$8,911	$8,885	$18,163	$17,531

(1)             Amounts are reflected as originally reported, except for property count and beds and investment amounts to conform with current presentation.

(2)             Occupancy percentages are one quarter in arrears from the period presented.

(3)             EBITDAR and EBITDARM amounts and coverages are based on the trailing twelve-month period one quarter in arrears from the period presented.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

21

Investment Management Platform

As of and for the six months ended June 30, 2009, dollars in thousands

						HCP’s
		Date	HCP’s	Joint	HCP’s Net	Investment	Initial
	Primary	Established/	Ownership	Venture’s	Equity	Management	Term (in
Unconsolidated Institutional Joint Ventures	Segment	Acquired	Percentage	Investment	Investment(1)	Fee Income	years)

HCP Ventures II	Senior housing	January-07	35%	$1,097,267	$139,851	$1,521	Indefinite
HCP Ventures III	Medical office	October-06	30%(2)	141,336	11,501	230	10
HCP Ventures IV	Medical office	April-07	20%	656,733	42,989	1,054	10
HCP Life Science	Life science	August-07	50%-63%	80,779	63,735	2	97-98
				$1,976,115	$258,076	$2,807

Balance Sheets
	June 30, 2009				December 31, 2008
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
ASSETS
Real estate:
Buildings and improvements	$935,211	$130,437	$526,689	$43,137	$935,211	$129,838	$523,750	$43,124
Development costs and construction in progress	—	65	1,587	951	—	367	2,599	513
Land	108,907	1,780	66,040	8,271	108,907	1,780	65,996	8,271
Accumulated depreciation and amortization	(73,508)	(11,130)	(50,488)	(28,858)	(60,143)	(9,412)	(38,184)	(26,398)
Net real estate	970,610	121,152	543,828	23,501	983,975	122,573	554,161	25,510

Cash and cash equivalents and restricted cash	8,438	2,470	14,447	1,295	9,142	1,489	10,746	1,269
Other assets, net	45,166	3,939	12,657	2,477	39,733	4,045	13,326	3,145
Intangible assets, net	41,889	9,642	46,888	—	44,033	10,578	51,914	—
Total assets	$1,066,103	$137,203	$617,820	$27,273	$1,076,883	$138,685	$630,147	$29,924

LIABILITIES AND MEMBERS’ CAPITAL
Mortgage debt	$664,223	$91,730	$378,202	$14,429	$668,938	$91,730	$378,448	$15,844
Intangible liabilities, net	1,122	4,599	10,737	—	1,176	4,926	11,462	—
Accounts payable, accrued liabilities and deferred revenue	6,415	2,402	13,937	708	7,662	3,285	12,512	1,093
Total liabilities	671,760	98,731	402,876	15,137	677,776	99,941	402,422	16,937

HCP’s capital	135,261	9,879	32,848	6,090	136,927	9,880	35,404	6,755
Partners’ capital	259,082	28,593	182,096	6,046	262,180	28,864	192,321	6,232
Total liabilities and members’ capital	$1,066,103	$137,203	$617,820	$27,273	$1,076,883	$138,685	$630,147	$29,924

(1)          The carrying value of investments in unconsolidated joint ventures is based on the amount we paid to purchase the joint venture interest, which is different from our capital balance as reflected at the joint venture level as the records of the unconsolidated joint venture are reflected at their historical cost. These differences in basis are generally amortized over the lives of the related assets and liabilities and included in the Company’s share of equity in earnings of the respective joint venture.

(2)          The Company owns an 85% interest in HCP Birmingham Portfolio LLC, which owns a 30% interest in HCP Ventures III.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

22

Investment Management Platform

In thousands

Statements of Operations and Funds From Operations
	Three Months Ended June 30, 2009				Three Months Ended June 30, 2008
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
Revenues:
Rental and related revenues	$20,848	$3,431	$14,119	$1,785	$20,829	$3,522	$14,063	$2,012
Tenant recoveries	—	1,154	3,374	321	—	1,182	2,799	757
Total revenues	20,848	4,585	17,493	2,106	20,829	4,704	16,862	2,769

Costs and expenses:
Depreciation and amortization	7,030	1,313	8,232	441	7,141	1,267	6,396	571
Operating	—	1,553	7,422	349	4	1,533	6,660	892
General and administrative	1,172	211	832	17	1,385	238	861	35
Total costs and expenses	8,202	3,077	16,486	807	8,530	3,038	13,917	1,498

Other income (expense):
Interest and other income, net	1	—	226	—	6	9	80	—
Interest expense	(9,684)	(1,434)	(5,492)	(264)	(9,802)	(1,434)	(5,549)	(316)
Net income (loss)	$2,963	$74	$(4,259)	$1,035	$2,503	$241	$(2,524)	$955

Depreciation and amortization of real estate and in-place lease intangibles	7,030	1,313	8,232	441	7,141	1,267	6,396	571
FFO	$9,993	$1,387	$3,973	$1,476	$9,644	$1,508	$3,872	$1,526

HCP’s pro rata share of FFO	$3,498	$416	$795	$825	$3,375	$452	$774	$866

Selected supplemental cash flow information:
Amortization of above (below) market lease intangibles, net	$793	$(142)	$212	$—	$713	$(143)	$296	$—
Amortization of debt premiums, discounts and issuance costs, net	172	38	151	9	155	38	151	9
Straight-line rents	(2,522)	(72)	(322)	(8)	(3,128)	(203)	(349)	125
Lease commissions and tenant and capital improvements	(295)	(247)	(1,082)	(295)	—	—	(1,832)	(287)

See Reporting Definitions and Reconciliations of Non-GAAP Measures

23

Investment Management Platform

In thousands

Statement of Operations and Funds From Operations
	Six Months Ended June 30, 2009				Six Months Ended June 30, 2008
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
Revenues:
Rental and related revenues	$41,699	$6,926	$28,562	$3,745	$41,750	$6,837	$28,488	$4,072
Tenant recoveries	—	2,420	6,833	491	—	2,359	5,939	1,103
Total revenues	41,699	9,346	35,395	4,236	41,750	9,196	34,427	5,175

Costs and expenses:
Depreciation and amortization	14,061	2,615	16,431	2,802	14,282	2,516	12,934	1,137
Operating	—	3,144	14,360	786	4	3,095	13,476	1,237
General and administrative	2,498	448	1,744	32	2,632	402	1,577	49
Total costs and expenses	16,559	6,207	32,535	3,620	16,918	6,013	27,987	2,423

Other income (expense):
Interest and other income, net	1	3	233	—	42	19	83	12
Interest expense	(19,301)	(2,818)	(10,933)	(539)	(19,637)	(2,868)	(11,055)	(657)
Net income (loss)	$5,840	$324	$(7,840)	$77	$5,237	$334	$(4,532)	$2,107

Depreciation and amortization of real estate and in-place lease intangibles	14,061	2,615	16,431	2,802	14,282	2,516	12,934	1,137
FFO	$19,901	$2,939	$8,591	$2,879	$19,519	$2,850	$8,402	$3,244

HCP’s pro rata share of FFO	$6,965	$882	$1,718	$1,620	$6,832	$855	$1,680	$1,855

Selected supplemental cash flow information:
Amortization of above (below) market lease intangibles, net	$1,616	$(283)	$460	$—	$1,426	$(284)	$607	$—
Amortization of debt premiums, discounts and issuance costs, net	343	76	303	17	311	76	303	24
Straight-line rents	(5,034)	(162)	(857)	(56)	(6,256)	(173)	(904)	87
Lease commissions and tenant and capital improvements	(911)	(325)	(2,297)	(452)	—	(10)	(2,329)	(666)

See Reporting Definitions and Reconciliations of Non-GAAP Measures

24

Investment Management Platform

In thousands

Net Operating Income
	Three Months Ended June 30, 2009				Three Months Ended June 30, 2008
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV	Life Science

Net income (loss)	$2,963	$74	$(4,259)	$1,035	$2,503	$241	$(2,524)	$955
Depreciation and amortization	7,030	1,313	8,232	441	7,141	1,267	6,396	571
General and administrative	1,172	211	832	17	1,385	238	861	35
Interest and other income, net	(1)	—	(226)	—	(6)	(9)	(80)	—
Interest expense	9,684	1,434	5,492	264	9,802	1,434	5,549	316

NOI	$20,848	$3,032	$10,071	$1,757	$20,825	$3,171	$10,202	$1,877
Straight-line rents	(2,522)	(72)	(322)	(8)	(3,128)	(203)	(349)	125
Amortization of above (below) market lease intangibles, net	793	(142)	212	—	713	(143)	296	—

Adjusted NOI	$19,119	$2,818	$9,961	$1,749	$18,410	$2,825	$10,149	$2,002

HCP’s pro rata share of NOI	$7,297	$910	$2,014	$988	$7,289	$951	$2,040	$1,071

HCP’s pro rata share of adjusted NOI	$6,692	$845	$1,992	$983	$6,444	$848	$2,030	$1,168

	Six Months Ended June 30, 2009				Six Months Ended June 30, 2008
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV	Life Science
Net income (loss)	$5,840	$324	$(7,840)	$77	$5,237	$334	$(4,532)	$2,107
Depreciation and amortization	14,061	2,615	16,431	2,802	14,282	2,516	12,934	1,137
General and administrative	2,498	448	1,744	32	2,632	402	1,577	49
Interest and other income, net	(1)	(3)	(233)	—	(42)	(19)	(83)	(12)
Interest expense	19,301	2,818	10,933	539	19,637	2,868	11,055	657

NOI	$41,699	$6,202	$21,035	$3,450	$41,746	$6,101	$20,951	$3,938
Straight-line rents	(5,034)	(162)	(857)	(56)	(6,256)	(173)	(904)	87
Amortization of above (below) market lease intangibles, net	1,616	(283)	460	—	1,426	(284)	607	—

Adjusted NOI	$38,281	$5,757	$20,638	$3,394	$36,916	$5,644	$20,654	$4,025

HCP’s pro rata share of NOI	$14,595	$1,861	$4,207	$1,951	$14,611	$1,830	$4,190	$2,261

HCP’s pro rata share of adjusted NOI	$13,398	$1,727	$4,128	$1,920	$12,921	$1,693	$4,131	$2,346

See Reporting Definitions and Reconciliations of Non-GAAP Measures

25

Investment Management Platform

As of and for the six months ended June 30, 2009, dollars and square feet in thousands

				Average			EBITDAR		EBITDARM
HCP Ventures II(1)	Property Count	Investment	NOI	Age (Years)	Units	Occupancy%(2)(3)	Amount	CFC	Amount	CFC
Assisted living	2	$11,077	$461	13	111	87.7	$547	0.68 x	$743	0.93 x
Independent living	20	978,522	36,929	20	5,057	93.0	62,881	0.95 x	70,464	1.07 x
CCRCs	3	107,668	4,309	14	448	90.4	6,465	0.86 x	7,495	0.99 x
	25	$1,097,267	$41,699	19	5,616	92.7	$69,893	0.94 x	$78,702	1.06 x

	Property			Average Age	Square
HCP Ventures III	Count	Investment	NOI	(Years)	Feet	Occupancy%(2)
On-Campus	9	$108,799	$4,687	9	619	100.0
Off-Campus	4	32,537	1,515	8	183	100.0
	13	$141,336	$6,202	9	802	100.0

	Property			Average Age	Square
HCP Ventures IV	Count	Investment	NOI	(Years)	Feet(2)	Occupancy%(2)(4)
Medical office:
On-Campus	23	$228,267	$6,554	21	1,212	80.1
Off-Campus	31	347,093	11,521	17	1,478	87.8
Hospital:
LTACH	1	12,184	575	3	N/A	N/A
Rehab	1	13,965	57	3	N/A	N/A
Specialty	2	55,224	2,328	5	N/A	N/A
	58	$656,733	$21,035	18

	Property			Average Age	Square
HCP Life Science	Count	Investment	NOI	(Years)	Feet	Occupancy%(2)
San Francisco	2	$40,560	$1,934	12	147	100.0
San Diego	2	40,219	1,516	13	131	96.8
	4	$80,779	$3,450	13	278	98.5

Total	100	$1,976,115	$72,386

(1)	All facilities are operated by Horizon Bay Senior Communities.
(2)

For MOBs and life science facilities, occupancy are presented as of the end of the period reported. Occupancy represents the facilities’ average operating occupancy for the trailing twelve months and are one quarter in arrears from the period reported.

(3)	At June 30, 2009, the average three-month occupancy for senior housing facilities was 91.6%. These occupancy percentages are one quarter in arrears from the period presented.
(4)	Certain operators in the Investment Management Platform hospital portfolio are not required under their respective leases to provide operational data.

See Reporting Definitions and Reconciliations of Non-GAAP Measures

26

Reporting Definitions and Reconciliations of Non-GAAP Measures

Adjusted Fixed Charge Coverage.  Adjusted EBITDA divided by Fixed Charges.  The Company uses Adjusted Fixed Charge Coverage, a non-GAAP financial measure, as a measure of liquidity. The Company believes Adjusted Fixed Charge Coverage provides investors, particularly fixed income investors, relevant and useful information because it measures the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred stockholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  However, since this ratio is derived from Adjusted EBITDA and Fixed Charges, its usefulness is limited by the same factors that limit the usefulness of Adjusted EBITDA and Fixed Charges.  Further, the Company’s computation of Adjusted Fixed Charge Coverage may not be comparable to similar fixed charge coverage ratios reported by other companies.

The following table details the calculation of Adjusted Fixed Charge Coverage:

In thousands

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008

Adjusted EBITDA	$242,541	$233,852	$463,832	$471,158
Interest expense:
Continuing operations	75,340	85,446	152,014	181,709
Discontinued operations	—	140	—	247
HCP’s share of interest expense from the Investment Management Platform	5,071	5,153	10,099	10,323
Capitalized interest	6,327	7,538	12,347	16,900
Preferred stock dividends	5,283	5,283	10,566	10,566
Fixed charges	$92,021	$103,560	$185,026	$219,745

Adjusted fixed charge coverage	2.6 x	2.3 x	2.5 x	2.1 x

Annualized Debt Service.  The most recent monthly interest and principal amortization due to HCP as of period end annualized for twelve months.  The Company uses Annualized Debt Service for purposes of determining Debt Service Coverage.

Annualized Revenues.  The most recent monthly base rent, income from direct financing leases and/or interest income annualized for twelve months.  Annualized Revenues do not include tenant recoveries, additional rents and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles, interest accretion and deferred revenues).  The Company uses Annualized Revenues for the purpose of determining Relationship Concentrations, Lease Expirations and Debt Investment Maturities.

Assets Held for Sale.  Assets of discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Assisted Living Facility (“ALF”).  A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.

Beds/Units/Square Feet.  Senior housing facilities are measured in units (e.g., studio, one or two bedroom units).  MOBs and life science facilities are measured in square feet. Hospitals and skilled nursing facilities are measured in licensed bed count.

Cash Flow Coverage (“CFC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by the Same Period Rent.  Cash Flow Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company.  However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Consolidated Assets.  Total assets as reported in the Company’s consolidated financial statements.

Consolidated Debt.  The carrying amount of bank line of credit, bridge and term loans (if applicable), senior unsecured notes, mortgage debt and other debt as reported in the Company’s consolidated financial statements.

Consolidated Gross Assets.  The carrying amount of total assets, excluding investments in and advances to unconsolidated joint ventures, after adding back accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements.

Consolidated Market Capitalization.  Consolidated Debt at Book Value plus Consolidated Market Equity.

Consolidated Market Equity.  The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end, plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits), plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end.

Consolidated Secured Debt.  Mortgage debt secured by real estate excluding debt on assets held for sale as reported in the Company’s consolidated financial statements.

Continuing Care Retirement Community (“CCRC”).  A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.

Debt Investments.  Loans secured by a direct interest in real estate and mezzanine loans.

Debt Service.  The periodic payment of interest expense and principal amortization on secured loans.

27

Reporting Definitions and Reconciliations of Non-GAAP Measures

Debt Service Coverage (“DSC”).  Facility EBITDA(R) or Facility EBITDA(R)M for the most recent twelve months of available data divided by Annualized Debt Service. Debt Service Coverage is a supplemental measure of the property’s ability to generate sufficient cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related obligations to the Company under loan agreements.  However, its usefulness is limited by the same factors that limit the usefulness of Facility EBITDA(R) or Facility EBITDA(R)M.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

EBITDA and Adjusted EBITDA.  The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity.  Adjusted EBITDA is calculated as EBITDA excluding impairments and gains or losses from real estate dispositions. The Company uses EBITDA and Adjusted EBITDA to measure both its operating performance and liquidity.  The Company considers Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view income from its operations on an unleveraged basis before the effects of taxes, non-cash depreciation and amortization, impairments and gains or losses from real estate dispositions.  By excluding interest expense, Adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA and Adjusted EBITDA help investors analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments. The Company believes investors should consider EBITDA and Adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and as against other companies.  EBITDA and Adjusted EBITDA have limitations as analytical tools and should be used in conjunction with the Company’s required GAAP presentations.  EBITDA and Adjusted EBITDA do not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments.  While Adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity.  Further, the Company’s computation of EBITDA and Adjusted EBITDA may not be comparable to similar measures reported by other companies.

The following table reconciles Adjusted EBITDA from net income:

In thousands

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008

Net income	$101,178	$238,080	$153,887	$294,208
Interest expense:
Continuing operations	75,340	85,446	152,014	181,709
Discontinued operations	—	140	—	247
Income taxes:
Continuing operations	841	1,274	1,756	3,517
Discontinued operations	130	—	129	91
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	79,606	77,861	160,143	155,493
Discontinued operations	23	1,827	84	6,553
Equity (income) loss from unconsolidated joint ventures	(1,127)	(1,221)	(665)	(2,509)
HCP’s share of EBITDA from the Investment Management Platform	10,603	10,624	21,285	21,552
Other joint venture adjustments	581	611	1,190	1,225
EBITDA	$267,175	$414,642	$489,823	$662,086

Impairments	5,906	9,715	5,906	9,715
Gain on sales of real estate	(30,540)	(190,505)	(31,897)	(200,643)
Adjusted EBITDA	$242,541	$233,852	$463,832	$471,158

28

Reporting Definitions and Reconciliations of Non-GAAP Measures

Facility EBITDAR (“EBITDA(R)”).  Earnings before interest, taxes, depreciation, amortization and rent for a particular facility accruing to the operator/tenant of the property (not the Company), for the trailing twelve months and one quarter in arrears from the date presented. The Company uses Facility EBITDA(R) in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDA(R) has limitations as an analytical tool.  Facility EBITDA(R) does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDA(R) does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDA(R) as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  Facility EBITDA(R) includes the greater of (i) contractual management fees or (ii) an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing facilities and senior housing facilities which the Company believes represents typical management fees in their respective industries.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Facility EBITDA(R)M (“EBITDA(R)M”).  Earnings before interest, taxes, depreciation, amortization, rent and management fees for a particular facility accruing to the operator/tenant of the property (not the Company), for the trailing twelve months and one quarter in arrears from the date presented.  The Company uses Facility EBITDA(R)M in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDA(R)M has limitations as an analytical tool.  Facility EBITDA(R)M does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDA(R)M does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDA(R)M as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Financial Leverage.  Total Debt divided by Total Gross Assets. The Company believes that its Financial Leverage is a meaningful supplemental measure of its financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. The Company believes that its Financial Leverage is a meaningful supplemental measure of its financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies.  The Company believes that the ratio of consolidated debt to consolidated gross assets is the most directly comparable GAAP measure to Financial Leverage.  The Company’s computation of its Financial Leverage may not be identical to the computations of financial leverage reported by other companies.  The Company’s share of total debt is not intended to reflect its actual liability or ability to access assets should there be a default under any or all of such loans or a liquidation of the joint ventures.

Fixed Charges.  Total interest expense plus capitalized interest plus preferred stock dividends.  The Company uses Fixed Charges to measure its interest payments on outstanding debt and dividends to its preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage.  However, the usefulness of Fixed Charges is limited as, among other things, it does not include all contractual obligations.  The Company’s computation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and may not be comparable to fixed charges reported by other companies.

Funds From Operations (“FFO”).  The Company believes that net income as defined by GAAP is the most appropriate earnings measure.  The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO applicable to common shares, Diluted FFO applicable to common shares, and Basic and Diluted FFO per common share are important non-GAAP supplemental measures of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative.  Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP.  FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments to derive the Company’s pro rata share of FFO from consolidated and unconsolidated joint ventures.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  The Company believes that the use of FFO, combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful.  The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies.  While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the Company. For a reconciliation of FFO to net income, please refer to the slide in this supplemental information package captioned “Consolidated Funds From Operations.”

FFO Payout Ratio per Common Share.  Dividends declared per common share divided by Diluted FFO per common share for a given period.  The Company believes the FFO Payout Ratio per Common Share provides investors relevant and useful information because it measures the portion of FFO being declared as dividends to common stockholders.  FFO Payout Ratio per Common Share is subject to the same limitations noted in the definition of FFO above.

29

Reporting Definitions and Reconciliations of Non-GAAP Measures

HCP Life Science.  Includes three unconsolidated joint ventures between the Company and an institutional capital partner for which the Company is the managing member.  HCP Life Science includes the following partnerships: (i) Torrey Pines Science Center LP (50%), (ii) Britannia Biotech Gateway LP (55%) and (iii) LASDK LP (63%).  The unconsolidated joint ventures were acquired as part of the Company’s purchase of Slough Estates USA Inc. on August 1, 2007.

HCP Ventures II.  An unconsolidated joint venture formed on January 5, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 35% interest.

HCP Ventures III.  An unconsolidated joint venture formed on October 27, 2006 between the Company and an institutional capital partner, for which the Company is the managing member and has an effective 25.5% interest.

HCP Ventures IV.  An unconsolidated joint venture formed on April 30, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 20% interest.

Independent Living Facility (“ILF”).  A senior housing facility that predominantly consists of independent living units.

Investment.  Represents (i) the carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, excluding assets held for sale and classified as discontinued operations and (ii) the carrying amount of DFLs and debt investments, excluding interest accretion related to DFLs.

Investment Management Platform.  Includes the following unconsolidated joint ventures: (i) HCP Life Science, (ii) HCP Ventures II, (iii) HCP Ventures III and (iv) HCP Ventures IV.

30

Reporting Definitions and Reconciliations of Non-GAAP Measures

Life Science.  Laboratory and office space primarily for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry.

Long-Term Acute Care Hospitals (“LTACHs”).  LTACHs provide care for patients with complex medical conditions that require longer stays and more intensive care, monitoring or emergency back-up than that available in most skilled nursing-based programs.

Net Operating Income from Continuing Operations (“NOI”).  A non-GAAP supplemental financial measure used to evaluate the operating performance of real estate properties and SPP.  The Company defines NOI as rental revenues, including tenant reimbursements and income from direct financing leases, less property level operating expenses.  NOI excludes investment management fee income, depreciation and amortization, general and administrative expenses, interest and other income, net, interest expense, income taxes, equity income from unconsolidated joint ventures and discontinued operations.  The Company believes NOI provides investors relevant and useful information because it measures the operating performance of the Company’s real estate at the property level on an unleveraged basis.  NOI, as adjusted, is calculated as NOI eliminating the effects of straight-line rents, DFL interest accretion, amortization of above and below market lease intangibles, and lease termination fees. NOI, as adjusted, is sometimes referred as “adjusted NOI” or “cash basis NOI.”  The Company uses NOI and NOI, as adjusted, to make decisions about resource allocations, to assess and compare property level performance, and evaluate SPP.  The Company believes that net income is the most directly comparable GAAP measure to NOI.  NOI should not be viewed as an alternative measure of operating performance to net income as defined by GAAP since it does not reflect the aforementioned excluded items.  Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI.

The following table reconciles NOI from net income:

In thousands

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Net income	$101,178	$238,080	$153,887	$294,208
Investment management fee income	(1,369)	(1,457)	(2,807)	(2,924)
Depreciation and amortization	79,606	77,861	160,143	155,493
General and administrative	20,932	18,732	39,923	39,177
Impairments	5,906	1,574	5,906	1,574
Interest and other income, net	(28,732)	(30,739)	(53,065)	(66,061)
Interest expense	75,340	85,446	152,014	181,709
Income taxes	841	1,274	1,756	3,517
Equity income from unconsolidated joint ventures	(1,127)	(1,221)	(665)	(2,509)
Total discontinued operations, net of taxes	(31,813)	(188,684)	(33,829)	(208,212)
NOI	$220,762	$200,866	$423,263	$395,972
Straight-line rents	(14,337)	(9,751)	(25,759)	(19,533)
DFL interest accretion	(1,994)	(2,118)	(3,949)	(4,190)
Amortization of above and below market lease intangibles, net	(8,320)	(1,877)	(10,980)	(4,029)
Lease termination fees	(1,286)	—	(1,348)	—
NOI adjustments related to properties in discontinued operations	572	67	563	290
Adjusted NOI	$195,397	$187,187	$381,790	$368,510

Occupancy.  For MOBs and life science facilities, occupancy represents the percentage of total rentable square feet leased where rental payments have commenced, including month-to-month leases, as of the end of the period reported. For hospitals, skilled nursing facilities and senior housing facilities, occupancy represents the facilities’ average operating occupancy for the trailing twelve months and one quarter in arrears from the date reported. The percentages are calculated based on licensed beds, available beds and units for hospitals, skilled nursing facilities and senior housing facilities, respectively.  The percentages shown exclude newly completed facilities under lease-up, vacant facilities and facilities for which data is not available or meaningful.  All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. For the same property portfolio, occupancy for hospitals, skilled nursing facilities and senior housing facilities are presented based on the average operating occupancy for trailing three-month period one quarter in arrears from the date reported.

Owned Portfolio.  Represents owned properties subject to operating leases and DFLs and debt investments, and excludes properties under and land held for future development.

31

Reporting Definitions and Reconciliations of Non-GAAP Measures

Pooled Leases.  Two or more leases to the same operator/tenant or their subsidiaries under which their obligations are combined by virtue of a master lease, or multiple master leases, a pooling agreement, or multiple pooling agreements, or cross-guaranties. Sunrise Senior Living percentage pooled consists of 90 assets under 11 separate pools.

Redevelopment Projects.  Properties that require significant capital expenditures (generally more than 25% of acquired cost or existing basis) to achieve stabilization or to change the use of the properties.

Rehabilitation Hospitals (“Rehab”).  Rehabilitation hospitals provide inpatient and outpatient care for patients who have sustained traumatic injuries or illnesses, such as spinal cord injuries, strokes, head injuries, orthopedic problems, work-related disabilities and neurological diseases.

Rental Revenues.  Represents rental and related revenues, tenant recoveries and income from direct financing leases.

Retention Rate.  The Company defines retention rate as the ratio of total square feet expiring and available for lease to total renewed square feet, excluding the square feet for tenant leases terminated for default or buy-out prior to the expiration of their lease.

Same Period Rent.  The base rent plus additional rent due to the Company over the most recent trailing twelve-month period as of period end.  The Company uses Same Period Rent for purposes of determining property-level Cash Flow Coverage.

Same Property Portfolio (“SPP”).  An important component of the Company’s evaluation of the operating performance of its properties.  The Company defines its same property portfolio each quarter as those properties that have been in operation throughout the current year and the prior year and that were also in operation at January 1st of the prior year.  Newly acquired assets, developments and redevelopments in process and assets classified in discontinued operations are excluded from the same property portfolio.  Same property statistics allow management to evaluate the NOI of its real estate portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the properties on performance measures.

Senior Housing.  ALFs, ILFs and CCRCs.  For reporting purposes, the Company’s senior housing portfolio also includes a school formerly operated as an assisted living facility and six health and wellness centers.

Specialty Hospitals.  Specialty hospitals are licensed as acute care hospitals but focus on providing care in specific areas such as cardiac, orthopedic and women’s conditions, or specific procedures such as surgery and are less likely to provide emergency services.

Square Feet.  The square footage for properties, excluding square footage for development or redevelopment properties prior to completion.

Stabilization.  Assets are considered stabilized at the earlier of achieving 90% occupancy or one year from the completion of development or redevelopment activities.

Total Debt.  Consolidated Debt at Book Value plus the Company’s pro rata share of debt from the Investment Management Platform.

Total Gross Assets.  Consolidated Gross Assets plus the Company’s pro rata share of total assets from the Investment Management Platform, after adding back accumulated depreciation and amortization.

The following table details the calculation of Total Gross Assets:

In thousands

	June 30, 2009	December 31, 2008	June 30, 2008
Consolidated total assets	$11,785,850	$11,849,826	$12,223,730
Investments in and advances to unconsolidated joint ventures	(264,346)	(272,929)	(278,479)
Accumulated depreciation and amortization	1,123,709	994,426	841,257
Accumulated depreciation and amortization from assets held for sale	—	24,257	50,418
Consolidated gross assets	$12,645,213	$12,595,580	$12,836,926
HCP’s share of unconsolidated total assets(1)	553,071	561,397	571,256
HCP’s share of unconsolidated accumulated depreciation and amortization(1)	55,760	46,629	38,104
Total gross assets	$13,254,044	$13,203,606	$13,446,286

Total Market Capitalization.  Total Debt plus Consolidated Market Equity.

Total Secured Debt.  Consolidated secured debt plus the Company’s pro rata share of mortgage debt from the Investment Management Platform.

Yield.  Yield is calculated as Net Operating Income, as adjusted, divided by total investment.  For acquisitions, initial yields are calculated as projected Net Operating Income, twelve months forward, as adjusted, as of the closing date divided by total acquisition cost.  The total acquisition cost basis includes the initial purchase price, the effects of adjusting assumed debt to market, lease intangible adjustments and all transaction costs.

(1)	Reflects the Company’s pro rata share of amounts from the Investment Management Platform.

32